Exhibit 10.2
                             FOUR OAKS FINCORP, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

               (Assumed, Amended and Restated as of July 1, 1997)


         In connection with the reorganization of Four Oaks Bank & Trust Company into a wholly-owned subsidiary of Four Oaks Fincorp, Inc., a North Carolina business corporation (the "Holding Company"), the Holding Company has assumed, amended and restated the Four Oaks Bank & Trust Company Non-Qualified Stock Option Plan (Amended and Restated as of June 21, 1992). The resulting plan is this Four Oaks Fincorp, Inc. Non-Qualified Stock Option Plan (the "Plan").
         1. Purpose of Plan. The purpose of the Plan is to further the success of the Holding Company by making shares of the Holding Company's common stock available for purchase by the eligible employees of the Holding Company or its subsidiaries in order to provide an additional incentive to such employees to continue their employment and in order to give such employees a greater interest in the Holding Company's success. This purpose will be carried out through the granting of options which do not meet the statutory requirements of Sections 422 or 423 of the Internal Revenue Code of 1986, as amended.
         2. Stock Subject to Plan. Subject to the provisions of Paragraph 10 of the Plan, the Holding Company's Board of Directors (the "Board") shall reserve initially for issuance upon the exercise of options to be granted under the Plan from time to time an aggregate of One Hundred Thousand (100,000) shares of the Holding Company's common stock, par value one dollar ($1.00) per share ("Common Stock"), which shares shall be authorized and unissued shares of Common Stock. The Board may also from time to time reserve additional shares of authorized and unissued Common Stock for issuance upon the exercise of options to be granted under the Plan. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to the expired or terminated option shall again be available for the purposes of the Plan.

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         3. Administration. The Board shall appoint a committee of at least two
"Nonemployee Directors" as defined in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Committee") to administer the Plan. The Committee shall report all of its actions to the Board. The Board may from time to time remove members from the Committee and appoint their successors. The Board shall fill all vacancies on the Committee however caused.
         Except as otherwise expressly provided in the Plan, the Committee shall have absolute discretionary authority (a) to determine (i) the purchase price of the shares of Common Stock covered by each option, (ii) the employees to whom and the time or times at which options shall be granted and (iii) the number of shares of Common Stock to be subject to each option; (b) to determine when an option can be exercised and whether in whole or in installments; (c) to interpret the Plan; (d) to prescribe, amend and rescind rules and regulations relating to the Plan; and (e) to determine the terms and provisions (and amendments of the terms and provisions) of the option agreements (which need not be identical), including such terms and provisions (and amendments of terms and provisions) as shall be required in the Committee's judgment to conform to any change in any applicable law or regulation; and (f) to make all other determinations the Committee shall deem necessary or advisable for the Plan's administration.
         The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall make all decisions and determinations by not less than a majority vote of its members. Any decision or determination which the Committee reduces to a writing signed by all its members shall be fully as effective as if such decision or determination had been made by a majority vote of the Committee at a meeting which shall have been duly called and held. The Committee shall appoint a secretary who shall keep minutes of its meetings. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee or the Board shall be liable to any person for any action or determination which he or she makes in good faith.
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         4. Eligibility. The persons who shall be eligible to receive options shall be executive employees of the Holding Company or its subsidiaries whom the Committee may select from time to time. The term "executive employees" includes, but is not limited to, the Holding Company's and any of its subsidiaries' chief executive officer and employees who are city executives of subsidiaries of the Holding Company. In determining the employees to whom options shall be granted and the number of shares of Common Stock to be covered by each option, the Committee may take into account the nature of the services rendered by each eligible employee, his or her present and potential contributions to the Holding Company's success and such other factors as the Committee in its discretion shall deem relevant. An employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine. There shall be no limit on the aggregate fair market value (determined as of the time an option is granted) of the Common Stock for which any employee may be granted options under the Plan in any calendar year.
         5. Option Price. The Committee shall determine the purchase price of the shares of Common Stock under each option; provided, however, the purchase price for any share shall not be less than the par value of such share. Except as determined by the Committee, there shall be no annual limit on the total value of options granted pursuant to the Plan.
         6. Exercise of Options. Each option shall be exercisable from time to time over a period commencing no earlier than one year from the date of the option's grant and ending upon the option's expiration or termination; provided, however, the Committee may by the provisions of any option agreement limit the number of shares of Common Stock purchasable under the option in any period or periods of time during which the option is exercisable. No option may be exercised for a fractional share of Common Stock. The purchase price of the shares of Common Stock subject to the option shall be paid in full in cash upon the exercise of the option, and the Holding Company shall not be required to deliver certificates for such shares until such payment shall have been made. The term of each option shall be for such period as the Committee shall determine, but such term shall not extend
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for more than twelve years from the date of the option's grant or such shorter period as is prescribed in Paragraphs 8, 9 and 11 of the Plan. Except as provided in Paragraphs 8, and 9, an option may not be exercised at any time unless the option holder shall have been in the continuous employ of the Holding Company or its subsidiaries from the date of the option's grant to the date of the option's exercise. The holder of an option shall not have any of the rights of a shareholder with respect to the shares of Common Stock subject to the option until such shares shall be issued to him or her upon the exercise of the option and payment of the purchase price, and the Holding Company shall make no adjustments for dividends or other rights for which the record date is before the date the Holding Company issues the certificate representing such shares.

       7. Nontransferability of Options. No options granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the option's holder only he (or his duly appointed legal representative) may exercise the option.

       8. Termination of Employment. In the event of termination of the employment of an employee to whom an option has been granted under the Plan, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Holding Company or one of its subsidiaries or (b) a termination by reason of death, the employee may (unless otherwise provided in his or her option agreement) exercise his or her option at any time within fifteen months after such termination of employment, or within such other time as the Committee shall authorize, but in no event after twelve years from the date of the option's grant; provided, however, such option may not be exercised if it was previously terminated pursuant to the provisions of Paragraph 11 of the Plan. In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Holding Company or one of its subsidiaries, any option under the Plan which the employee shall hold shall (except to the extent exercised before termination of the employee's employment) immediately terminate. The term "cause" means (a)
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criminal conviction for fraud, embezzlement, misappropriation or the like, (b)
misconduct involving moral turpitude or (c) a failure to perform the employee's duties faithfully, diligently, competently and to the best of his or her ability for reasons other than serious physical disability or other incapacity, as determined in the Committee's sole discretion. Retirement in accordance with the normal retirement policies of the Holding Company or its subsidiary or termination of employment in the event of disability, as determined in the Committee's sole discretion, shall not be deemed to be voluntary on the part of the employee for purposes of the Plan. Options granted under the Plan shall not be affected by any change in the holder's position of employment so long as the holder continues to be an employee of the Holding Company or one of its subsidiaries. The option agreement may contain such provisions as the Committee shall approve regarding the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall (a) confer on any individual any right to continue in the employ of the Holding Company or its subsidiaries or (b) interfere in any way with the right of the Holding Company or its subsidiaries to terminate his or her employment at any time.
         9. Death of Holder of Option. If an employee to whom an option has been granted under the Plan shall die while he or she is employed by the Holding Company or one of its subsidiaries or shall die within fifteen months after the termination of his or her employment, the option held by the employee may be exercised by any legatee of such option under the employee's will, by the employee's personal representative or by any distributee of such option at any time within a period of fifteen months after his death but not after twelve years from the date of the option's grant; provided, however, such option may not be exercised if it was previously terminated pursuant to the provisions of Paragraph 8 or 11 of the Plan or if such exercise is barred by the provisions of the option agreement.
         10. Adjustment Upon Changes in Capitalization. Subject to the provisions of Paragraph 11 of the Plan, each option agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of (a) the number and class of shares of Common Stock subject to such option and
(b) the option price in the event of changes in the outstanding Common Stock by reason of
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any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation or similar action. In the event of any such change in the outstanding Common Stock, the Committee shall adjust the aggregate number and class of shares of Common Stock reserved and available under the Plan appropriately, and the Committee's determination on adjustment shall be conclusive.
         11. Termination of Options on Merger or Sale of Assets. A liquidation of the Holding Company, a merger or consolidation in which the Holding Company is not the surviving or resulting corporation or a sale of all or substantially all of the Holding Company's assets shall cause every option outstanding under the Plan to terminate on the effective date of such action. Notwithstanding the preceding sentence, upon a liquidation of the Holding Company, a merger or consolidation in which the Holding Company is not the surviving or resulting corporation or a sale of all or substantially all of the Holding Company's assets, each option holder shall have the right, within his sole discretion and without regard to whether the period of one year shall have passed since the option's grant, to exercise before the effective date of such action any or all of the options he may hold. Any options not so exercised shall terminate on the effective date of such action.
         12. Amendment and Termination. Unless terminated earlier as provided for in this Paragraph, the Plan shall terminate when all shares of Common Stock reserved for issuance under the Plan have been issued. The Board may terminate the Plan at any time for any reason or make such modifications or amendments to the Plan as the Board shall deem advisable in order to conform to any change in any applicable law or regulation or for any other reason. No termination, modification, or amendment of the Plan without the consent of the employee to whom any option shall previously have been granted shall adversely affect such employee's rights under such option.
         13. Effectiveness of Plan. The Plan shall become effective on such date as the Board shall determine. The exercise of each option shall be subject to the condition that if at any time the Holding Company shall determine in its discretion that (a) the satisfaction of withholding tax or other
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withholding liabilities, (b) the listing upon any securities exchange or the registration or qualification under any state or federal law of any shares of Common Stock otherwise deliverable upon such exercise or (c) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares of Common Stock pursuant to such exercise, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Holding Company.
         14. Time of Granting Options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board, or the Holding Company's stockholders shall constitute the granting of any option under the Plan. The granting of an option under the Plan shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Holding Company and the employee to whom such option is to be granted. Each option agreement shall state the total number of shares of Common Stock subject to the option and the purchase price for such shares.
         15. Use of Proceeds. The Holding Company shall add the proceeds it shall receive from the sale of Common Stock pursuant to the exercise of options granted under the Plan to the Holding Company's general funds and use such proceeds for general corporate purposes.
       16. Expenses of Plan. The Holding Company shall bear all costs and expenses in connection with the administration of the Plan.

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         IN WITNESS WHEREOF, the Holding Company causes the Plan to be adopted by the action of its duly authorized officers effective as of July 1, 1997.

                                               FOUR OAKS FINCORP, INC.



                                               By:   /s/ Ayden R. Lee, Jr.
                                                        Ayden R. Lee, Jr.
                                                        Chief Executive Officer
ATTEST:


   /s/ Wanda C. Jones
         Secretary


(CORPORATE SEAL)

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